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                       NOTE AND WARRANT PURCHASE AGREEMENT

                                      AMONG

                             KIDEO PRODUCTIONS, INC.

                                       AND

                          WHITE RIDGE INVESTMENTS, LTD.

                           Dated as of August 30, 1999

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                       NOTE AND WARRANT PURCHASE AGREEMENT

            NOTE AND WARRANT PURCHASE AGREEMENT, dated as of August 30, 1999 (the "Agreement"), among Kideo Productions, Inc., a Delaware corporation (the "Company"), and White Ridge Investments, Ltd., a corporation organized under the laws of the Turk & Caicos Islands (the "Buyer").

            WHEREAS, the Buyer wishes to acquire from the Company (a) a convertible note in the principal amount of $300,000 bearing interest at the rate of 10% per annum, due August 31, 2000, in the form attached hereto as Exhibit A (the "Note") and (b) a warrant to purchase 300,000 shares of its common stock, par value $.0001 per share (the "Common Stock"), in the form attached hereto as Exhibit B (the "Warrant"); and

            WHEREAS, the Company is willing to sell to the Buyer the Note and the Warrant in consideration of the aggregate payment to the Company by the Buyer of $300,000.

            NOW, THEREFORE, in consideration of the foregoing premises and the respective representations, warranties, covenants, agreements and conditions hereinafter set forth, and intending to be legally bound hereby, the parties hereto agree as follows:

1. THE CLOSING.

      1.1 Time and Place of Closing. Subject to the terms and conditions hereof, the consummation of the transactions contemplated by this Agreement (the "Closing") will take place by exchange of all documents and instruments required hereby at the offices of Solovay Edlin & Eiseman, P.C., 845 Third Avenue, New York, New York, at 3:00 P.M. (local time) on the August 26, 1999 or at such other place or time or both as the parties may agree

      1.2 Purchase and Sale of the Note and the Warrant. At the Closing, the Company will issue and sell to the Buyer the Note and the Warrant and the Buyer will acquire, accept and pay for, as hereinafter provided, the Note and the Warrant.

      1.3 Consideration for the Note and the Warrant. Except as provided in the Note, the aggregate consideration for the Note and the Warrant shall consist of immediately available funds in the aggregate amount of $300,000 (the "Consideration").

      1.4 Deliveries by the Company. At the Closing, the Company shall deliver the following to the Buyer:


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            1.4.1 A duly executed copy of this Agreement.

            1.4.2 A duly executed Note.

            1.4.3 A duly executed certificate representing the Warrant in the name of the Buyer.

            1.4.4 A duly executed security agreement in the form attached hereto as Exhibit C (the "Security Agreement").

            1.4.5 Any other documents and instruments incident to the
                  transactions contemplated hereby as the Buyer may reasonably request.

      1.5 Deliveries by the Buyer. At the Closing, the Buyer shall deliver the following to the Company:

            1.5.1 A duly executed copy of this Agreement.

            1.5.2 Except as provided in the Note, cash in immediately available funds in the aggregate amount of $300,000 by wire transfer to the account listed on Schedule 1 hereto.

            1.5.3 Any other documents and instruments incident to the
                  transactions contemplated hereby as the Company may reasonably request.

2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

            The Company represents and warrants to the Buyer as follows:

      2.1 Organization. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to own and operate its properties, to carry on its business as now conducted and as proposed to be conducted, to enter into this Agreement, to issue and sell the Note and the Warrant and to carry out the terms of this Agreement, the Note, the Warrant and the Security Agreement (collectively, the "Operative Agreements").

      2.2 Authority Relative to this Agreement. The Company has full corporate power and authority to execute and deliver the Operative Agreements and to consummate the transactions contemplated thereby. The execution and delivery of the Operative Agreements and the consummation of the transactions contemplated thereby have been duly and validly authorized by the Board of Directors of the Company and no other corporate proceedings on the


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part of the Company are necessary to authorize the Operative Agreements or to consummate the transactions contemplated thereby. The Operative Agreements have been duly and validly executed and delivered by the Company and constitute valid and binding agreements or obligations of the Company, enforceable against the Company in accordance with their respective terms.

      2.3 Reports. The Company has filed all forms, reports, statements and other documents required to be filed with (i) the Securities and Exchange Commission (the "SEC") including, without limitation, (A) all Annual Reports on Form 10-KSB, (B) all Quarterly Reports on Form 10-QSB, (C) all Reports on Form 8-K, (D) all other reports or registration statements and (E) all amendments and supplements to all such reports and registration statements (collectively referred to as the "SEC Reports") and (ii) any other applicable state securities authorities (all such forms, reports, statements and other documents in (i) and (ii) of this Section 2.3 being referred to herein, collectively, as the "Reports"). The Reports (i) were prepared in all material respects in accordance with the requirements of applicable law (including, with respect to the SEC Reports, the Securities Act of 1933 (the "Securities Act") and the Securities Exchange Act of 1934 (the "Exchange Act"), as the case may be, and the rules and regulations of the SEC thereunder applicable to such SEC Reports) and (ii) did not at the time they were filed contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

      2.4 Concerning the Shares. The authorized capital stock of the Company consists of (a) 15,000,000 shares of Common Stock, $.0001 par value per share, of which 3,775,886 shares are issued and outstanding on the date hereof, and (b) 5,000,000 shares of preferred stock, par value $.01 per share, none of which are outstanding on the date hereof. All of the outstanding shares of Common Stock of the Company have been duly and validly authorized and issued and are fully paid and nonassessable. No shares of Common Stock are subject to preemptive or similar rights. Except as specifically disclosed on Schedule 2.4 hereto, there are no outstanding options, warrants, rights to subscribe to, calls or commitments of any character whatsoever relating to, or, except as a result of the purchase and sale of the Note and the Warrant, securities, rights or obligations convertible into or exchangeable for, or giving any person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings, or arrangements by which the Company or any subsidiary is or may become bound to issue additional shares of Common Stock or securities or rights convertible or exchangeable into shares of Common Stock.


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      2.5 Reporting Company Status. The Company has registered its Common Stock pursuant to Section 12 of the Exchange Act and the Common Stock is traded on the bulletin board. The Company is in compliance, to the extent applicable, with all reporting obligations under either Section 12(b), 12(g) or 15(d) of the Exchange Act. The Company has complied in all material respects and to the extent applicable with all reporting obligations, under either Section 13(a) or 15(d) of the Exchange Act for a period of at least twelve (12) months immediately preceding the offer and sale of the Securities.

      2.6 Authorized Shares. The Company has sufficient authorized and unissued Shares as may be reasonably necessary to effect the conversion of the Note and the exercise of the Warrant. The Shares have been duly authorized and, when issued upon conversion of the Note and upon exercise of the Warrant, will be duly and validly issued, fully paid and non-assessable and will not subject the holder thereof to personal liability by reason of being such holder.

      2.7 Non-contravention. The execution and delivery of this Agreement, the Security Agreement and the Note by the Company, the issuance of the Note and the Warrant, and the consummation by the Company of the other transactions contemplated by this Agreement, the Security Agreement, the Note, and the Warrant do not and will not conflict with or result in a breach by the Company of any of the terms or provisions of, or constitute a default under (i) the articles of incorporation or by-laws of the Company, each as currently in effect, (ii) any indenture, mortgage, deed of trust, or other material agreement or instrument to which the Company is a party or by which it or any of its properties or assets are bound, including any "lock-up" or similar provision of any underwriting or similar agreements except as herein set forth, (iii) to its knowledge, any existing applicable law, rule, or regulation or any applicable decree, judgment, or (iv) to its knowledge, order of any court, United States federal or state regulatory body, administrative agency, or other governmental body having jurisdiction over the Company or any of its properties or assets, except such conflict, breach or default which would not have a material adverse effect on the transactions contemplated herein.

      2.8 Compliance with Law. The business of the Company is not being conducted in violation of any law, ordinance or regulation of any governmental entity, except for possible violations that either singly or in the aggregate would not be expected to have a material adverse effect on the business or financial condition of the Company, or materially and adversely affect the ability of the Company to perform its obligations pursuant to this Agreement. The Company is not required under federal, state or local law, rule or regulation to obtain any consent,


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authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement or issue and sell the Common Stock, the Note, or the Warrant, in accordance with the terms hereof

      2.9 Approvals. No authorization, approval or consent of any court, governmental body, regulatory agency, self-regulatory organization, or market or the stockholders of the Company is required to be obtained by the Company for the issuance and sale of the Note and the Warrant to the Buyer as contemplated by this Agreement, except such authorizations, approvals and consents that have been obtained.

      2.10 Use of Proceeds and Modification of Prior Agreement. The proceeds from the sale of the Note and the Warrant shall be used by the Company to, among other things, retire all outstanding indebtedness owed to the purchasers (the "1998 Buyers") of certain notes and warrants of the Company under an agreement, dated as of January 30, 1998, between the Company and the 1998 Buyers. In addition, the 1998 Buyers have agreed that the exercise price of all warrants to be issued to the 1998 Buyers in accordance with a certain letter agreement, dated May 3, 1999, between the Company and the 1998 Buyers shall be increased to eighty cents ($.80) per share of Common Stock.

      2.11 Full Disclosure. There is no fact known to the Company (other than general economic conditions known to the public generally) or as disclosed to the Buyer in writing that (i) would reasonably be expected to have a material adverse effect on the business or financial condition of the Company or (ii) would reasonably be expected to materially and adversely affect the ability of the Company to perform its obligations pursuant to this Agreement.

      2.12 Security Interest. The Security Agreement creates and grants to the Buyer a legal and valid security interest in the Collateral identified therein. Such Collateral is not subject to any liens whatsoever, except for the Prior Interest (as defined in the Security Agreement).

3. REPRESENTATIONS AND WARRANTIES OF THE BUYER.

            The Buyer represents and warrants to the Company as follows:

      3.1 The Buyer is sufficiently experienced in financial and business matters to be capable of evaluating the merits and risks of this investment and to make an informed decision relating thereto. The Buyer has the financial capability for making the investment, can afford a complete loss of the investment, and the


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investment is a suitable one for the Buyer.

      3.2 Prior to the execution of this Agreement, the Buyer has had the opportunity to ask questions of and receive answers from representatives of the Company concerning the finances, operations, business and prospects of the Company.

      3.3 The Buyer understands that the Company shall not be deemed to have made to the Buyer any representation or warranty other than as expressly made in this Agreement.

      3.4 The Buyer understands that the Note and Warrant (and the Common Stock into which the Warrant may be exercised and into which the Note may be converted) purchased by the Buyer are not registered under the Securities Act, and are not registered under any state "blue sky" laws, and the Note and Warrant (and such Common Stock) may not be transferred except in compliance with such laws.

      3.5 The Buyer understands that the Note and Warrant (and such Common Stock) purchased by the Buyer are "restricted securities" as that term is defined in Rule 144 under the Securities Act and that the Note and Warrant (and such Common Stock) purchased by the Buyer must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. The Buyer understands that in the case of sales in which Rule 144 is not available, compliance with Regulation A under the Securities Act or some other exemption under the Securities Act will be required.

      3.6 The Buyer represents that the Buyer is purchasing the Note and Warrant for its own account for investment and not with a view to the distribution thereof or with any present intention of distributing or selling any of the Note and Warrant. The Buyer further represents that it is an "accredited investor" within the meaning of Rule 501 under the Securities Act.

4. CERTAIN AGREEMENTS.

      4.1 Registration and Limitations on Sale.

            4.1.1 The Company agrees to include the 675,000 (as appropriately adjusted for any stock splits, stock dividends or similar events) shares of Common Stock for which the Warrant may be exercised and into which the Note may be converted (the "Registrable Securities") in a registration statement (the "Registration Statement") which shall be filed as promptly as practicable following the Closing but in no event later than thirty (30) days after the receipt of the entire amount of the Consideration (such date in referred to as the "Start Date"). The Company will use its reasonable best efforts to have the


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Registration Statement declared effective as promptly as practicable thereafter but in no event later than ninety (90) days after the Start Date and shall keep the Registration Statement effective in order to permit a public offering and sale of the Registrable Securities thereunder. If the Registration Statement covering the Registrable Securities required to be filed by the Company pursuant to this Section 4.1.1 hereof has not been filed within thirty (30) days from the Start Date and/or has not been declared effective by the earlier of (i) five (5) business days after the Company receives a notice from the SEC that the Registration Statement may be declared effective and (ii) ninety (90) days following the Start Date, then the Company will make payments to the Buyer as liquidated damages for such failure and not as a penalty, which payment shall be equal to one percent (1%) of the Consideration paid for the Note purchased hereunder for the initial thirty (30) day period until the Registration Statement has been filed and/or declared effective, which shall be pro rated for such periods less than thirty (30) days and two percent (2%) for each thirty
(30) day period thereafter until the Registration Statement has been filed and/or declared effective (which shall be also pro rated, as aforesaid). The liquidated damages shall be paid by the Company in cash upon demand. The Company shall also use its best efforts to register or qualify all of the Registrable Securities under such other securities or blue sky laws of such States of the United States of America where an exemption is not available and as the Buyer shall reasonably request.

            4.1.2 The Company will pay all Registration Expenses (as defined below) in connection with the Registration Statement. "Registration Expenses" means all costs, fees and expenses incident to the Company's performance of or compliance with its obligation to register the Registrable Securities, including, without limitation, all registration, filing and NASD fees, all fees and expenses of complying with securities or blue sky laws, all printing expenses, and delivery expenses, the fees and disbursements of counsel for the Company and of its independent public accountants, the fees and disbursements of counsel to the Buyer for the review of the Registration Statement prior to filing with the SEC, and any fees and disbursements customarily paid by issuers or sellers of securities (excluding any underwriting discounts or commissions or transfer taxes with respect to the Registrable Securities and the fees and disbursements of more than one counsel for the Buyer).

            4.1.3 The Company may require, and the Buyer hereby agrees, to furnish the Company such information regarding the Buyer and the distribution of the Registrable Securities as the Company may from time to time reasonably request in writing.


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            4.1.4 The Company will use its reasonable best efforts to keep the
Registration Statement effective in order to permit a public offering and sale of any Registrable Securities registered thereunder until the earlier of (i) the date that all of the Registrable Securities have been sold pursuant to the Registration Statement, (ii) the date the Buyer may sell such securities under the provisions of Rule 144(k) and (iii) the third anniversary of the effective date of the Registration Statement.

            4.1.5 If Company shall inform the Buyer in writing that in the good faith judgement of the Company's counsel, the sale or transfer of shares of Registrable Securities by the Buyer would, at such time, require the disclosure of material information that the Company has a bona fide business purpose for preserving as confidential or the Company would be required to provide information required by the SEC or the Securities Act (or the rules and regulations promulgated thereunder), such as pro forma financial information, that at such time the Company would be unable to provide, the Company may postpone or suspend effectiveness of the Registration Statement and the Buyer will not sell Registrable Securities; provided, that in no event shall the Company prohibit any sales pursuant to the foregoing for more than 20 consecutive days or more than 45 days in any 12 month period.

            4.1.6 The Company shall (a) promptly notify the Buyer upon discovery that, or upon the happening of any event as a result of which, the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, in the light of the circumstances under which they were made, and (b) at the request of the Buyer, promptly prepare and furnish to the Buyer a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made. The Buyer agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in this Section 4.1.6, the Buyer will forthwith discontinue disposition of Registrable Securities pursuant to the Registration Statement until the receipt by the Buyer of the copies of the supplemented or amended prospectus and, if so directed by the Company, will promptly deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in the Buyer's possession of the prospectus relating to such Registrable Securities current at the time of receipt of such notice; provided, that in no event shall the Company prohibit


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the Buyer's disposition of Registrable Securities for more than 20 consecutive days or more than 45 days in any 12 month period.

      4.2 Expenses. Except as provided in Section 4.1.2 and except for reasonable legal fees and expenses of the Buyer not to exceed $2,500 in aggregate, which will be paid by the Company, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby will be paid by the party incurring such costs and expenses.

      4.3 Best Efforts. Subject to the terms and conditions of this Agreement, each of the parties hereto will use its best efforts to take, or cause to be taken, all action, and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement.

      4.4 Restrictions on Transfer of Note and Warrant. The Note and the Warrant issued under this Agreement, including any Notes or Warrants issued upon the transfer of the Note or the Warrant, shall be stamped or otherwise imprinted with a legend in substantially the following form:

            "This [security] has not been registered under the Securities Act of 1933, as amended, or applicable State securities laws, if any, and may not be transferred in the absence of such registration or receipt by the Company of an opinion of counsel reasonably satisfactory to the Company that the transfer may be properly made under an exemption from registration under such Act and such laws."

      4.5 Information. From and after the date hereof and through August 31, 2000, the Company shall provide the Buyer with such information related to the Company as may be reasonably requested by the Buyer, subject to the Buyer's agreement, which is hereby made, to (i) maintain the confidentiality of any such information which is confidential and (ii) to refrain from trading the Common Stock while in possession of material confidential information.

      4.6 Indemnification in Connection with the Registration Statement.

            4.6.1 Indemnification by the Company. The Company will, and hereby does, indemnify and hold harmless, the Buyer and its directors, officers, affiliates, agents, successors and assigns from and against any losses, claims, damages or liabilities to which the Buyer may become subject under the Securities Act or otherwise, including, without limitation, the


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fees and expenses of legal counsel, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances in which they were made not misleading, or any violation by the Company of the Securities Act or any rule or regulation thereunder applicable to the Company and the Company will promptly reimburse the Buyer for any legal or any other expenses reasonably incurred by the Buyer in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by or on behalf of the Buyer specifically stating that it is for use in the preparation thereof. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Buyer and shall survive the transfer of the Registrable Securities by the Buyer.

            4.6.2 Indemnification by the Buyer. The Buyer hereby agrees to indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 4.6.1) the Company, and each director, officer and employee of the Company, with respect to any untrue statement or alleged untrue statement of a material fact contained in or any omission or alleged omission to state therein a material fact in the Registration Statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, if such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by or on behalf of the Buyer specifically stating that it is for use in the preparation of the Registration Statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement; provided, however, that the liability of the Buyer under this Section 4.6.2 shall be limited to the amount of proceeds received by the Buyer in the offering giving rise to such liability. Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer or employee


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and shall survive the transfer of such securities by such seller.

            4.6.3 Notices of Claims. Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in this Section 4.6, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action; provided, however, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under this Section 4.6, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation; provided, however, that if the indemnified party reasonably believes it is advisable for it to be represented by separate counsel because there exists a conflict of interest between its interests and those of the indemnifying party with respect to such claim, or there exist defenses available to such indemnified party which may not be available to the indemnifying party, or if the indemnifying party shall fail to assume responsibility for such defense, the indemnified party may retain counsel satisfactory to it and the indemnifying party shall pay all fees and expenses of such counsel. No indemnifying party shall be liable for any settlement of any action or proceeding effected without its written consent, which consent shall not be unreasonably withheld or delayed. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation or which requires action other than the payment of money by the indemnifying party. Each indemnified party shall furnish such information regarding itself or the claim in question as an indemnifying party may reasonably request in writing and as shall be reasonably requested in connection with the defense of such claim and litigation resulting therefrom.

            4.6.4 Contribution. If the indemnification provided for in this
Section 4.6 shall for any reason be held by a court of competent jurisdiction to be unavailable to an indemnified party in respect of any loss, claim, damage or


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liability, or any action in respect thereof, then, in lieu of the amount paid or payable under Section 4.6.1 or 4.6.2 hereof, the indemnified party and the indemnifying party shall contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating the same), (a) in such proportion as is appropriate to reflect the relative fault of the Company and the Buyer in connection with the statement or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable consideration (the relative fault of the Company and such prospective sellers to be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Buyer and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission) or (b) if the allocation provided by clause (a) above is not permitted by applicable law, in such proportion as shall be appropriate to reflect the relative benefits received by the Company and the Buyer from the offering of the securities covered by the Registration Statement. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. In addition, no person shall be obligated to contribute hereunder any amounts in payment of any settlement of any action or claim effected without such person's consent, which consent shall not be unreasonably withheld or delayed.

            4.6.5 Other Indemnification. Indemnification and contribution similar to that specified in the preceding sections of this Section 4.6 (with appropriate modifications) shall be given by the Company and the Buyer with respect to any required registration or other qualification of securities under any federal or state law, rule or regulation of any governmental authority other than the Securities Act.

            4.6.6 Indemnification Payments. The indemnification and contribution required by this Section 4.6 shall be made by prompt periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

      4.7 Existing and Future Warrants. The Company will not, without the prior written consent of the Buyer, reduce the exercise price of any warrants that are outstanding as of the date hereof. The Company will not, without the prior written consent of the Buyer, which consent will not be unreasonably withheld or delayed, issue additional warrants to purchase Common Stock other than as set forth on Schedule 2.4 hereof.


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      4.8 Perfection of Security Interest. Promptly after the Closing, the
Company will file, or cause to be filed, UCC financing statements (whether Form UCC-1 naming the Buyer as the Secured Party or Form UCC-3 assigning the financing statements currently on file to the Buyer) with the Secretary of State of New York and the County Clerk of New York county.

5. MISCELLANEOUS PROVISIONS.

      5.1 Survival of Representations. All representations and warranties made by either party pursuant to this Agreement shall survive the Closing.

      5.2 Indemnification. In addition to the indemnification provided for in
Section 4.6, each of the parties hereto (the "Indemnifying Party") shall, to the fullest extent permitted under applicable law, indemnify and hold the other (the "Indemnified Party") harmless against any losses, claims, damages, liabilities, actions, judgments, causes of action, costs or expenses including without limitation, interest, penalties and attorneys' fees and expenses (the "Liabilities") asserted against, resulting from, imposed upon or incurred or suffered by an Indemnified Party as a result of, arising out of or relating to any breach of a representation, warranty, covenant or agreement contained in the Operative Agreements. All procedural and operating terms of such indemnification shall be as set forth in Section 4.6.

      5.3 Amendment and Modification. This Agreement may be amended, modified or supplemented only by written agreement of the Company and the Buyer.

      5.4 Waiver of Compliance; Consents. Except as otherwise provided in this Agreement, any failure of any of the parties to comply with any obligation, covenant, agreement or condition herein may be waived by the party or parties entitled to the benefits thereof only by a written instrument signed by the party granting such waiver, but such waiver or failure to insist upon strict compliance with such obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure. Whenever this Agreement requires or permits consent by or on behalf of any party hereto, such consent shall be given in writing in a manner consistent with the requirements for a waiver of compliance as set forth in this Section 5.4.

      5.5 Investigations. The respective representations and warranties of the Company and the Buyer contained herein shall not be deemed waived or otherwise affected by any investigation made by any party hereto.

      5.6 Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered faxed to the numbers set forth below with a record of receipt, personally or mailed by registered or certified mail (return receipt requested), postage prepaid, to the parties at the following addresses (or at such other address for a party as shall be specified by like notice, provided that notices of a change of address shall be effective only upon receipt thereof):

      (a)   if to the Company, to

            Kideo Productions, Inc.
            611 Broadway
            Suite 523
            New York, New York 10012
            Attention:  President
            Fax: 212-505-6605

            with a copy to

            Solovay Edlin & Eiseman, P.C.
            845 Third Avenue
            New York, New York 10022
            Attention: Michael B. Solovay, Esq.
            Fax: 212-355-4608

      (b)   if to the Buyer, to

            White Ridge Investments, Ltd.
            c/o Gretton House
            P.O. Box 65
            Duke Street
            Turks & Caicos Islands

            With a copy to

            Parker Chapin Flattau & Klimpl, LLP
            1211 Avenue of the Americas
            New York, New York 10036
            Attention: Christopher S. Auguste, Esq.
            Fax: 212-704-6288

      5.7 Assignment. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto without the prior written consent of the other parties, nor is this Agreement intended to confer upon any other person except the parties hereto any rights or remedies hereunder.

      5.8 Governing Law. This Agreement shall be governed by the laws of the State of Delaware (regardless of the laws that might otherwise govern under applicable Delaware principles of conflicts of law) as to all matters, including but not limited to matters of validity, construction, effect, performance and remedies.

      5.9 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

      5.10 Interpretation. The article and section headings contained in this Agreement are solely for the purpose of reference, are not part of the agreement of the parties and shall not in any way affect the meaning or interpretation of this Agreement.

      5.11 Entire Agreement. This Agreement, including the exhibits hereto and the documents and instruments referred to herein, embodies the entire agreement and understanding of the parties hereto in respect of the transactions contemplated by this Agreement. There are no restrictions, promises, representations, warranties, covenants or undertakings, other than those expressly set forth or referred to herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such transactions.

      5.12 Survival of Certain Agreements. All agreements contained in this Agreement which by their terms shall survive the Closing hereunder, including, without limitation, the agreements contained in Sections 4.1 through 4.6 and 5.2 hereof and this Section 5.12, shall survive the Closing for an indefinite period of time.

                            (Signature Page Follows)

            IN WITNESS WHEREOF, the Company and the Buyer have caused this Agreement to be signed by their respective duly authorized officers as of the date first above written.

                                             KIDEO PRODUCTIONS, INC.

                                             By: __________________________
                                                 Richard Bulman, President


                                             WHITE RIDGE INVESTMENTS, LTD.

                                             By: __________________________
                                                 Name:
                                                 Title:

                                                                      SCHEDULE 1

                           WIRE TRANSFER INSTRUCTIONS

Citibank
120 Broadway
New York, New York 10043
Attention: Jeanne Kraemer

Solovay Edlin & Eiseman, P.C. Attorney Trust
Acct. No. 37254709

Bank ABA# 021000089

                                                                    SCHEDULE 2.4

Warrants

      Exercise Price                Number of Shares of Common Stock
      --------------                --------------------------------
           $4.00                              1,611,540
           $3.60                                 83,975
           $0.80                              2,168,187
           $0.80                                 70,000 (GKM fee)
           $1.25                                200,000 (Picturevision)
           $2.00                                100,000 (consultant)
           $3.00                                100,000 (consultant)
           $4.00                                100,000 (consultant)

Options

      Exercise Price                Number of Shares of Common Stock
      --------------                --------------------------------
           $2.50                                251,000
           $1.00                                 99,000

      Under the terms of a negotiated but unexecuted extension of his employment contract, Richard Bulman is to receive options to purchase 150,000 shares of common stock at a price of $1.00. The Company does not have such number of options available under its option plan but will propose a new plan at its next meeting of stockholders.